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                        GLOBE BUSINESS RESOURCES, INC.
               EXHIBIT 23 - CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of Registration Statement on Form S-3 (No. 333-27997) and Form S-8 (No. 333-2252 and No. 333-32613) of Globe Business Resources, Inc. of our report dated April 10, 1998 appearing on page F-1 of this Form 10-K.


PRICE WATERHOUSE LLP
Cincinnati, Ohio
May 8, 1998


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